UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 26, 2025, EchoStar Corporation (“EchoStar” and, together with its subsidiaries, the “Company”) notified the trustee for its 10.75% senior spectrum secured notes due 2029 (the “2029 Spectrum Notes”) and the trustee for the 5.25% secured notes due 2026 (the “2026 Notes”), 5.75% secured notes due 2028 (the “2028 Notes”) and 5.125% unsecured notes due 2029 (the “2029 Notes, and collectively with the 2026 Notes and the 2028 Notes, the “DBS Notes”) issued by EchoStar’s subsidiary, DISH DBS Corporation (“DDBS”), that, on June 27, 2025, EchoStar would make the scheduled interest payment originally due on May 30, 2025 on the 2029 Spectrum Notes and that DDBS would make the scheduled interest payments originally due on June 2, 2025 on the DBS Notes, in each case including interest on the defaulted interest. Such payments are being made on June 27, 2025, within the applicable 30-day grace periods to make such interest payments before such non-payments would constitute an Event of Default (as defined in the relevant indentures governing such notes).

As previously disclosed, in light of the regulatory uncertainty created by the inquiries commenced in May 2025 by the Federal Communications Commission (“FCC”), EchoStar had elected not to make interest payments on the 2029 Spectrum Notes and DDBS had elected not to make interest payments on the DBS Notes. These elections allowed time for EchoStar to gather information and assess its alternatives on a more informed basis. During the ensuing weeks, EchoStar gathered initial relevant information, including through discussions with the FCC, regarding potential pathways to resolve the FCC’s stated concerns. On June 11, 2025, EchoStar’s Chairman met with FCC Chairman Brendan Carr; during this meeting EchoStar explained that any reconsideration of the September 2024 grant of EchoStar’s construction deadline extensions, any after-the-fact change to the criteria upon which EchoStar’s buildout is judged, or any decision to upend the 2 GHz band’s sharing rules would threaten the viability of EchoStar’s current operations and future plans. The President of the United States subsequently encouraged the parties involved to reach an amicable resolution. Although no such resolution has been achieved, and it is possible that no such resolution will ultimately be achieved, EchoStar and DDBS have determined, based on the current discussions, that they should in good faith cure the non-payment defaults under the indentures by making the interest payments. These actions will further extend the timeline for EchoStar to explore an acceptable resolution of the FCC’s stated concerns in a manner that minimizes disruption to the Company’s businesses and lifts the regulatory uncertainty created by the inquiries.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Because reaching an acceptable resolution of the FCC inquiries is not assured, the Company must continue to evaluate the deployment of its resources. In light of this continued uncertainty, DDBS has elected not to make a $77.5 million cash interest payment due on July 1, 2025 with respect to the 7.75% senior notes due 2026 (the “2026 Notes”) and a $36.875 million cash interest payment due on July 1, 2025 with respect to the 7.375% senior notes due 2028 (the “2028 Notes” and, together with the 2026 Notes, the “Senior Notes”). Under the indentures governing the Senior Notes (the “Indentures”), such non-payment is a default, and DDBS has a 30-day grace period to make the interest payments before such non-payment constitutes an Event of Default (as such term is defined in the Indentures) with respect to the Senior Notes. All of the Company’s strategic options remain under consideration as it continues to explore potential resolution pathways.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: June 27, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary